As filed with the Securities and Exchange Commission

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 August 29, 1997

                             NATIONSBANK CORPORATION
             (Exact name of registrant as specified in its charter)

                                 North Carolina
         (State or other jurisdiction of incorporation or organization)

                                     1-6523
                            (Commission File Number)

                                   56-0906609
                        (IRS Employer Identification No.)

                          NationsBank Corporate Center
                            Charlotte, North Carolina
                    (Address of principal executive offices)

                                      28255
                                   (Zip Code)

                                 (704) 386-5000
              (Registrant's telephone number, including area code)


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         ITEM 5.  OTHER EVENTS.

On August 29, 1997, NationsBank Corporation, a corporation organized and existing under the laws of the State of North Carolina ("NationsBank"), and Barnett Banks, Inc., a corporation organized and existing under the laws of the State of Florida ("Barnett"), and each registered as a bank holding company under the Bank Holding Company Act of 1956, as amended, entered into an agreement and plan of merger (the "Merger Agreement"), pursuant to which Barnett will be merged with NationsBank or a wholly-owned, direct or indirect, subsidiary thereof (the "Merger"). The Board of Directors of both NationsBank and Barnett approved the Merger Agreement and the transactions contemplated thereby at their respective meetings held on August 29, 1997.

In accordance with the terms of the Merger Agreement, each share of Barnett common stock, par value $2.00 per share ("Barnett Common Stock"), outstanding immediately prior to the effective time of the Merger (the "Effective Time") will be converted into the right to receive 1.1875 shares (the "Exchange Ratio") of NationsBank common stock ("NationsBank Common Stock"). Each holder of Barnett Common Stock who would otherwise be entitled to receive a fractional share of NationsBank Common Stock (after taking into account all of a shareholder's certificates) will receive cash, in lieu thereof, without interest. The Merger Agreement may be terminated by the Board of Directors of Barnett by giving notice to NationsBank if both (i) the average closing price of NationsBank Common Stock for the ten full trading days ending on the date the Federal Reserve Board approves the Merger (the "Average Closing Price") is less than $50.65, and (ii) the number obtained by dividing the Average Closing Price by $63.3125 (the closing price of NationsBank Common Stock on August 28, 1997) is less than the number obtained by (a) dividing the average of the closing prices of a specified index of bank stocks during the above-mentioned ten-day period by the closing price of such index on August 28, 1997 and (b) subtracting 0.15. In the event Barnett gives notice of its intent to terminate the Merger Agreement pursuant to the conditions set forth in the preceding sentence, NationsBank may determine, in its sole discretion, to increase the Exchange Ratio to eliminate Barnett's right to terminate the Merger Agreement.

The Merger is intended to constitute a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended, and to be accounted for as a pooling of interests.

In addition, the Merger Agreement contemplates that each stock option or other right to purchase shares of Barnett Common Stock under the stock option and other stock-based compensation plans of Barnett (each a "Barnett Plan"), will be converted into and become a right to purchase shares of


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NationsBank Common Stock in accordance with the terms of the Barnett Plan and
Barnett option or right agreement by which it is evidenced, except that from and after the Effective Time (i) the number of shares of NationsBank Common Stock subject to each Barnett option or right shall be equal to the number of shares of Barnett Common Stock subject to such option or right immediately prior to the Effective Time multiplied by the Exchange Ratio, and (ii) the exercise price per share of NationsBank Common Stock purchasable thereunder shall be that specified in the Barnett option or right divided by the Exchange Ratio.

Consummation of the Merger is subject to various conditions, including: (i) receipt of the requisite approval by the shareholders of each of NationsBank and Barnett of appropriate matters relating to the Merger Agreement and the Merger;
(ii) receipt of requisite regulatory approvals from the Board of Governors of the Federal Reserve System and other federal and state regulatory authorities;
(iii) receipt of opinions as to the tax and accounting treatment of certain aspects of the Merger; (iv) listing, subject to notice of issuance, of the NationsBank Common Stock to be issued in the Merger; and (v) satisfaction of certain other conditions.

The Merger Agreement and the Merger will be submitted for approval at meetings of the shareholders of each of Barnett and NationsBank. Prior to such meetings, NationsBank will file a registration statement with the Securities and Exchange Commission registering under the Securities Act of 1933, as amended, the NationsBank stock to be issued in the Merger. Such shares of NationsBank stock will be offered to the Barnett shareholders pursuant to a prospectus that will also serve as a joint proxy statement for the shareholders' meetings.

Following consummation of the Merger and the retirement of Andrew B. Craig III as Chairman of NationsBank at the 1998 NationsBank Annual Meeting of Shareholders, Charles E. Rice, Chairman and Chief Executive Officer of Barnett, will become Chairman of NationsBank. Hugh L. McColl, Jr., will remain Chief Executive Officer of NationsBank. In addition, five current members of the Board of Directors of Barnett, including Mr. Rice, will be added to the Board of Directors of NationsBank.

In connection with the Merger Agreement, NationsBank and Barnett entered into the following Stock Option Agreements: (i) a stock option agreement dated August 29, 1997 (the "Barnett Stock Option Agreement"), pursuant to which Barnett granted to NationsBank an option to purchase, under certain circumstances, up to 39,379,343 shares of Barnett Common Stock at a price, subject to certain adjustments, of $54.8125 per share (the "Barnett Option"); and (ii) a stock option agreement dated August 29, 1997 (the "NationsBank Stock Option Agreement"), pursuant to which NationsBank granted to Barnett an option to purchase, under certain circumstances, up to 70,654,895 shares of NationsBank Common Stock at a price subject to certain adjustments, of $63.3125 per share (the "NationsBank Option") (collectively, the "Option Agreements" and the "Options"). The Barnett Option, if exercised, would give the holder thereof the right to acquire, before giving effect to the exercise of the Barnett Option, 19.9% of the total number of shares of Barnett Common Stock outstanding. The NationsBank Option, if exercised, would give the holder thereof the right to acquire, before giving effect to the exercise of the NationsBank Option, 10.0% of the total number of shares of NationsBank Common Stock outstanding. The Option Agreements were granted by the respective parties as conditions and inducements to each others' willingness to enter into the Merger Agreement. Under certain circumstances, the respective issuers of the Options may be required to repurchase the Options or the shares acquired pursuant to the exercise thereof.

         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Business to be Acquired.

         The following consolidated financial statements of Barnett are incorporated herein by reference to Exhibit 99.2 filed herewith:

         1. Consolidated Statements of Financial Condition as of December 31, 1996 and 1995.

         2. Consolidated Statements of Income for the years ended December 31, 1996, 1995 and 1994.

         3. Consolidated Statements of Changes in Shareholders' Equity for the years ended December 31, 1996, 1995 and 1994.

         4. Consolidated Statements of Cash Flows for the years ended December 31, 1996, 1995 and 1994.

         5. Notes to the Consolidated Financial Statements. The Other Events in Item 5 of this Form 8-K should be read in connection with these financial statements.

The report of Arthur Andersen LLP, independent accountants, on the consolidated financial statements of Barnett as of December 31, 1996 and 1995 and for the three years then ended is filed herewith as part of Exhibit 99.2 and the related consent is filed herewith as Exhibit 99.3. Both the opinion and consent are incorporated herein by reference.

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Certain unaudited financial information regarding Barnett, including consolidated statements of financial condition as of June 30, 1997, and consolidated statements of income, consolidated statements of changes in shareholders' equity and consolidated statements of cash flows for the six months ended June 30, 1997 and June 30, 1996, is incorporated herein by reference to Exhibit 99.4 filed herewith.

(b)      Pro Forma Financial Information

Unaudited Pro Forma Condensed Financial Information showing the impact on the historical financial position and results of operations of NationsBank of the proposed combination with Barnett will be filed by amendment within 60 days of the date hereof.

(c)      Exhibits.

                  The following exhibits are filed herewith:

         EXHIBIT NO.                DESCRIPTION OF EXHIBIT

         99.1 Text of joint press release, dated August 29, 1997, issued by NationsBank Corporation and Barnett Banks, Inc.

         99.2 Consolidated Financial Statements of Barnett Banks, Inc. and Report of Arthur Andersen LLP.

         99.3     Consent of Arthur Andersen LLP.

         99.4 Unaudited Financial Information regarding Barnett Banks, Inc. as of June 30, 1997, and for the six months ended June 30, 1997 and June 30, 1996.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             NATIONSBANK CORPORATION


                              By: /s/ MARC D. OKEN
                                      Marc D. Oken
                                      Executive Vice President and
                                      Chief Accounting Officer


Dated:  September 12, 1997



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                            EXHIBIT INDEX


      EXHIBIT NO.          DESCRIPTION OF EXHIBIT

         99.1 Text of joint press release, dated August 29, 1997, issued by NationsBank Corporation and Barnett Banks, Inc.

         99.2 Consolidated Financial Statements of Barnett Banks, Inc. and Report of Arthur Andersen LLP.

         99.3     Consent of Arthur Andersen LLP.

         99.4 Unaudited Financial Information regarding Barnett Banks, Inc. as of June 30, 1997, and for the six months ended June 30, 1997 and June 30, 1996.